Important Notice Regarding Change in

Fund Name, Index and Related Matters

SPDR® Series Trust

SPDR® Portfolio Large Cap ETF

(the “Fund”)

Supplement dated December 18, 2019 to the Summary Prospectus dated October 31, 2019, as may supplemented from time to time

Effective January 24, 2020 (the “Effective Date”), the Fund’s name, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.	All references to the Fund’s name and benchmark index in the Summary Prospectus (except for the benchmark index in the Average Annual Total Return Table) are deleted and replaced as follows:

Current Fund Name	Current Benchmark Index	New Fund Name	New Benchmark Index
SPDR Portfolio Large Cap ETF	SSGA Large Cap Index	SPDR Portfolio S&P 500 ETF	S&P 500 Index

2.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” on page 2 of the Summary Prospectus is replaced in its entirety with the following:

In seeking to track the performance of the S&P 500 Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index (including common stock, preferred stock, depositary receipts and shares of other investment companies), cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets will generally be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.

The Index is designed to measure the performance of the large-capitalization segment of the U.S. equity market. The selection universe for the Index includes all U.S. common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Investors Exchange (IEX), Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with unadjusted market capitalizations of at least $8.2 billion and float-adjusted market capitalizations of at least $4.1 billion at the time of inclusion. These capitalization ranges may be revised by the Index Provider (as defined below) at any time. To be included in the Index, a security (or issuer of a security, as applicable) should (i) have an annual dollar value traded to float-adjusted market capitalization ratio of 1 or greater; (ii) trade a minimum of 250,000 shares in each of the six months leading up to the evaluation date; (iii) have a public float of at least 10%; and (iv) have positive aggregate earnings over the four most recent quarters and for the most recent quarter. In selecting securities for inclusion in the Index, the Index Provider also considers sector balance by comparing the weight of each GICS (Global Industry Classification Standard) sector in the Index to its weight in the relevant market capitalization range of the S&P Total Market Index.

The Index is float-adjusted market capitalization weighted. Index constituents are added and removed on an as-needed basis. The Index is rebalanced on a quarterly basis in March, June, September and December. As of November 30, 2019, a significant portion of the Index comprised companies in the technology sector, although this may change from time to time. As of November 30, 2019, the Index comprised 505 stocks.

The Index is sponsored by S&P Dow Jones Indices LLC (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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